UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

BF Garden Tax Credit Fund V L.P.

(Exact name of Registrant as Specified in its Charter)

Delaware	333-109898	14-1897569
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Arch Street, 13th Floor, Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 773-1487

Boston Capital Tax Credit Fund V L.P.

One Boston Place, Suite 2100, Boston, Massachusetts 02108

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

BF Garden Associates V L.L.C. (formerly known as Boston Capital Associates V L.L.C.), a Delaware limited liability company, is the general partner (the “General Partner”) of the registrant, BF Garden Tax Credit Fund V L.P. (formerly known as Boston Capital Tax Credit Fund V L.P.), a Delaware limited partnership (the “Fund”). As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 11, 2020, Boston Capital Corporation, a Massachusetts corporation (“BCC”), Boston Capital Companion Limited Partnership, a Massachusetts limited partnership (“Companion”), and certain other affiliates of BCC entered into a definitive agreement (the “Purchase Agreement”) with Boston Financial Investment Management, LP, a Delaware limited partnership (“BFIM”) and BFBC Holdings GP, LLC, a Delaware limited liability company and an affiliate of BFIM (together with BFIM, the “BFIM Parties”) pursuant to which the BFIM Parties agreed to acquire 100% of the partnership interests in Companion. Under the terms of the Purchase Agreement, the BFIM Parties would, through the acquisition of Companion, acquire, among other things, 100% of the membership interests in the General Partner, and 100% of the issued and outstanding common stock of BCTC V Assignor Corp., the assignor limited partner of the Fund (the “Transaction”). The Transaction closed on December 15, 2020 (the “Closing Date”). Effective as of the Closing Date, Corporate Investment Holdings, Inc., a Massachusetts corporation, replaced John P. Manning as the sole manager and became the sole member of the Fund’s General Partner. The assignor limited partner of the Fund continues to be BCTC V Assignor Corp., which is now wholly-owned by Companion. Each of Corporate Investment Holdings, Inc. and Companion is wholly owned by the BFIM Parties. Following the closing of the Transaction, the Fund changed its name to “BF Garden Tax Credit Fund V L.P.” and the General Partner changed its name to “BF Garden Associates V L.L.C.”

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Upon the closing of the Transaction, the BFIM Parties acquired 100% of the partnership interests in Companion for an undisclosed amount and thereby assumed control of the General Partner from BCC, which resulted in a change in control of the Fund. The BFIM Parties allocated less than $5,000,000 as the amount of consideration paid for the partnership interests of the General Partner. Funding for the Transaction was provided by ORIX Corporation USA, the parent company of BFIM.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director and Officer Resignations

Effective upon the closing of the Transaction, John P. Manning, the sole member of the Board of Managers of the General Partner, resigned from his roles with respect to the Fund and the General Partner, including in his capacities as the equivalent of director and principal executive officer of the Fund. Additionally, Marc N. Teal, Senior Vice President and Chief Financial Officer of BCTC V Assignor Corp, resigned from his roles with respect to the Fund and the General Partner, including in his capacities as the equivalent of principal accounting and financial officer of the Fund.

Director Appointment

On the Closing Date, the sole shareholder of Corporate Investment Holdings, Inc., the successor sole manager of the Fund’s General Partner, elected Gregory Voyentzie to serve as its sole director, effective immediately. In this capacity, Mr. Voyentzie will serve as the equivalent of sole director of the Fund.

Except as otherwise set forth in this Item 5.02 of this Current Report on Form 8-K, there is no arrangement or understanding between Mr. Voyentzie and any other persons or entities pursuant to which Mr. Voyentzie was appointed to serve as a director of Corporate Investment Holdings, Inc. In addition, there are no transactions between the Fund and Mr. Voyentzie that require disclosure under Item 404(a) of Regulation S-K.

Biographical information for Mr. Voyentzie is set forth below.

Gregory Voyentzie, age 51, has served as Chief Executive Officer of BFIM since June 2018. Mr. Voyentzie joined BFIM in 1999 and has over 26 years of experience in the affordable housing industry. Prior to his current position, Mr. Voyentzie was an Executive Vice President of BFIM and co-lead of the Production group, where he maintained joint responsibility for establishing the strategic direction of the syndication platform, identifying and marketing new capital sources and selecting property-level investments. Mr. Voyentzie has held several other senior positions within BFIM and has been a member of the firm's Investment Committee since 2005.

Executive Officer Appointments

Effective as of the Closing Date, Corporate Investment Holdings, Inc. appointed Gregory Voyentzie to serve as President, and Marie Reynolds to serve as Treasurer. Biographical information for Mr. Voyentzie is set forth above. Biographical information for Ms. Reynolds is set forth below. In such capacities, Mr. Voyentzie will serve as principal executive officer and Ms. Reynolds will serve as principal accounting and financial officer of Corporate Investment Holdings, Inc., the entity which has principal responsibility for management of the Fund’s affairs.

Marie Reynolds, age 54, is the Chief Financial Officer (CFO) and Chief Operating Officer (COO) of BFIM. Ms. Reynolds joined BFIM in 1995 and has 25 years of financial analysis and reporting experience within the affordable housing industry. In her role as CFO and COO of BFIM, Ms. Reynolds sets financial policy for BFIM and works with senior executives to set strategic direction and develop policies that have organization-wide impact. Ms. Reynolds was named BFIM’s CFO in 2014 and COO in 2020.

There is no arrangement or understanding between Mr. Voyentzie or Ms. Reynolds and any other persons or entities pursuant to which Mr. Voyentzie or Ms. Reynolds, respectively, was appointed as an executive officer of Corporate Investment Holdings, Inc. There is no family relationship between Mr. Voyentzie or Ms. Reynolds and any director or executive officer of Corporate Investment Holdings, Inc. or the Fund, and, there are no transactions between the Fund and Mr. Voyentzie or Ms. Reynolds that require disclosure under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2020, the Fund filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Limited Partnership of the Fund (the “Certificate of Amendment”) whereby, effective on December 15, 2020, the Fund changed its name from “Boston Capital Tax Credit Fund V L.P.” to “BF Garden Tax Credit Fund V L.P.” and the address of the General Partner from “One Boston Place, Suite 2100, Boston Massachusetts 02108” to “101 Arch Street, 13th Floor, Boston, Massachusetts 02110.” The amendments will not affect the rights of the holders of the Fund’s units of beneficial interest or beneficial assignee certificates.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Fund has no employees, officers, or directors and therefore has not adopted a code of ethics. The code of ethics of BFIM applies to the principal executive officer and principal financial officer of Corporate Investment Holdings, Inc. and will be provided without charge to any person who requests it. Such request should be directed to the Fund at c/o Boston Financial Investment Management, LP, Attention: Investor Services Group, 101 Arch Street, 13th Floor, Boston, Massachusetts 02110.

Item 8.01 Other Events.

Effective December 15, 2020, the Fund changed its transfer agent from BCCLP, Inc. to Conduent Securities Services, Inc. (“Conduent”), with its current address at 12720 Hillcrest Road, Suite 115, Dallas, Texas 75230. Conduent will also provide tax and distribution processing services to the Fund.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Limited Partnership of BF Garden Tax Credit Fund V L.P. dated December 15, 2020.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF GARDEN ASSOCIATES V L.L.C.

By:	Corporate Investment Holdings, Inc.,
Its Manager

By:	/s/ Gregory Voyentzie
Gregory Voyentzie
President

Date December 16, 2020